UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

RADIANT CREATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-136663	45-2753483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harbour Financial Center 2401 PGA Boulevard, Suite 280-B Palm Beach Gardens, FL	33410
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 420-0380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Section 5 – Corporate Governance and Management

Items 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

On February 29, 2016, the Company accepted the resignation from Manpreet Singh Thaper as the Chief Operating Officer and member of the Board of Directors of the Company effective immediately. There were no disagreements between Mr. Thaper and the Company on any matter relating to the Company’s operations, policies or practices. At this time, no one has been chosen to fill the vacancies left by the resignation of Mr. Thaper.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
17.1	Resignation letter, Manpreet Singh Thaper dated February 29, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT CREATIONS GROUP, INC.

Date: March 7, 2016
By: /s/ Michael Alexander
Michael Alexander, Chief Executive Officer

3